UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

_________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2012

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                                       1-2257                                                           13-1394750

  (State or other jurisdiction                 (Commission                                                  (I.R.S. Employer

     of incorporation)                                 File Number)                                                   Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (203) 853-4321

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

                             The Board of Directors adopted the Amended and Restated Bylaws of Trans-Lux Corporation effective May 3, 2012.  A copy of the Amended and Restated By-laws is disclosed herewith pursuant to Item 9.01.  The bylaws have been amended to (i) clarify that the chairperson of any shareholders meeting shall also have the power to adjourn such meeting, as well as a majority of the voting power of the stockholders present in person or by proxy, (ii) clarify that all matters decided at a shareholders meeting, other than elections of directors, shall be determined by a majority of votes cast affirmatively or negatively, except as otherwise required by law or the rules of any stock exchange upon which the Corporation’s securities are listed and (iii) delete Section 13 relating to the Corporation’s Independent Public Auditors.

Item 9.01              Financial Statements and Exhibits.

                (d)           Exhibits.

3.1          Amended and Restated Bylaws of Trans-Lux Corporation, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Angela D. Toppi

   Angela D. Toppi

   Executive Vice President

   and Chief Financial Officer

by:   /s/ Todd Dupee

   Todd Dupee

   Vice President and Controller

Dated:  May 4, 2012